UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 28, 2018

PATTERN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3
San Francisco, CA 94111
(Address and zip code of principal executive offices)
(415) 283-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
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Item 1.01 Entry into a Material Definitive Agreement.
On September 28, 2018, Pattern Gulf Wind Holdings LLC (“Gulf Wind Holdings”), a 100% owned indirect subsidiary of Pattern Energy Group Inc., (the “Company”), exercised an option (the “Gulf Wind Option”) to purchase SWT-2.3-108 turbines (the “Western Development Turbines”) from Pattern Western Development LLC (“Western Development”) pursuant to a memorandum of understanding previously entered into between the parties (the “MOU”). Western Development is a 100% owned indirect subsidiary of Pattern Energy Group 2 LP. Pursuant to such MOU, Western Development has until August 30, 2019 to determine the number of Western Development Turbines, between 10 and 60, it will sell to Gulf Wind Holdings or its designated affiliate. The purchase price for each such Western Development Turbine will be equal to the cost paid for such turbine by Western Development in 2016. Separately, as consideration for Gulf Wind Holdings providing Western Development flexibility with respect to the number and timing for delivery of the Western Development Turbines, Western Development has agreed to pay the Company a repowering reservation charge with respect to the Western Development Turbines.
The parties intend to enter into a definitive agreement with respect to the matters set forth in the MOU.
The Company intends to use the Western Development Turbines, together with additional turbines to be purchased directly from Siemens Gamesa Renewable Energy, Inc., to repower the Gulf Wind facility, a 283MW wind farm located in Kenedy County, Texas that is expected to qualify for federal production tax credits.
The transactions contemplated by the MOU were reviewed and recommended by the Conflicts Committee of the Company’s Board of Directors, which is comprised solely of independent directors, for approval by the Board of Directors, and was subsequently approved by the Board of Directors.
Item 9.01. Financial Statements and Exhibits.
d. Exhibits

Exhibit Number	Description
10.1	Memorandum of Understanding dated as of August 16, 2018 entered into by Pattern Gulf Wind Holdings LLC and Pattern Western Development LLC

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 1, 2018

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: General Counsel and Secretary